Business Combinations (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities - K.M.T. (M.H.) Technologies Communication Computer Ltd [Member] $ in Thousands	Jun. 30, 2023 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net assets, excluding $632 of cash acquired	$ 197
Intangible assets, net of deferred tax liabilities	8,281
Non-controlling interests	(3,644)
Goodwill	9,410
Total assets acquired	$ 14,244